UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) December 23, 2013

(Date of earliest event reported) December 20, 2013

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

ONEOK Amendment Agreement

On December 20, 2013, ONEOK, Inc. (“ONEOK” or “we”) entered into an amendment agreement (the “Amendment Agreement”) related to its Credit Agreement dated as of April 5, 2011, as amended by the First Amendment to Credit Agreement dated as of March 28, 2013 (as amended, the “Existing Credit Agreement”), with Bank of America, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto. The Amendment Agreement provides that the Existing Credit Agreement will be amended and restated in the form of the amended and restated credit agreement (the “Amended and Restated Credit Agreement”) attached as an annex to the Amendment Agreement upon the completion of the separation of our natural gas distribution business into a stand-alone, publicly traded company (the “Separation Transaction”), known as ONE Gas, Inc. (“ONE Gas”), and the satisfaction of the other conditions set forth in the Amendment Agreement (the date on which all such conditions are first satisfied, the “Closing Date”). The Amendment Agreement further provides that the Amended and Restated Credit Agreement will not take effect if the Separation Transaction has not been completed and the Amendment Agreement’s other conditions have not been satisfied by March 31, 2014.

The Amended and Restated Credit Agreement will be a $300 million revolving unsecured credit facility, which will include a $50 million letter of credit subfacility and a $50 million swingline subfacility.

Under the terms of the Amended and Restated Credit Agreement, we will be able to request an increase in the commitments of up to an additional $200 million upon satisfaction of customary conditions, including receipt of commitments from either new lenders or increased commitments from existing lenders.

The Amended and Restated Credit Agreement will be available to provide liquidity for working capital, capital expenditures, the payment of fees and expenses incurred in connection with the Separation Transaction and for other general corporate purposes.

The Amended and Restated Credit Agreement contains various customary conditions to borrowing, and customary affirmative, negative and financial ratio maintenance covenants. The Amended and Restated Credit Agreement also contains various customary events of default, the occurrence of which could result in a termination of the lenders’ commitments and the acceleration of all of our obligations thereunder.

The Amended and Restated Credit Agreement will mature five years after the Closing Date. We will be able extend the maturity date, subject to the lenders’ consent, by one year up to two times. ONEOK’s obligations under the Amended and Restated Credit Agreement will be unsecured and will not be guaranteed by any of its subsidiaries or affiliates.

The foregoing description of the Amendment Agreement (including the Amended and Restated Credit Agreement) is not complete and is in all respects subject to the actual provisions of the Amendment Agreement, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

ONE Gas Credit Agreement

On December 20, 2013, ONE Gas, currently a wholly owned subsidiary of ONEOK, entered into a credit agreement (the “ONE Gas Credit Agreement”) with Bank of America, N.A., as administrative agent, swingline lender and a letter of credit issuer, and the other lenders and letter of credit issuers parties thereto. The obligations of the lenders and letter of credit issuers to make the initial credit extensions under the ONE Gas Credit Agreement is conditioned upon the completion of the Separation Transaction and the satisfaction of the other conditions set forth in the ONE Gas Credit Agreement (the date on which all such conditions are first satisfied, the “ONE Gas Credit Agreement Closing Date”). The ONE Gas Credit Agreement further provides that the ONE Gas Credit Agreement Closing Date will not occur if the Separation Transaction has not been completed and the ONE Gas Credit Agreement’s other conditions have not been satisfied by March 31, 2014.

The ONE Gas Credit Agreement provides for a $700 million unsecured credit facility, which includes a $50 million letter of credit subfacility and a $100 million swingline subfacility.

Under the terms of the ONE Gas Credit Agreement, ONE Gas will be able to request an increase in the commitments of up to an additional $500 million upon satisfaction of customary conditions, including receipt of commitments from either new lenders or increased commitments from existing lenders.

The ONE Gas Credit Agreement will be available to provide liquidity for the payment of fees and expenses incurred in connection with the Separation Transaction, working capital, capital expenditures, acquisitions, mergers and other general corporate purposes.

The ONE Gas Credit Agreement contains various customary conditions to borrowing, and customary affirmative, negative and financial ratio maintenance covenants. The ONE Gas Credit Agreement also contains various customary events of default, the occurrence of which could result in a termination of the lenders’ commitments and the acceleration of all of ONE Gas’ obligations thereunder.

The ONE Gas Credit Agreement will mature five years after the ONE Gas Credit Agreement Closing Date. ONE Gas will be able extend the maturity date, subject to the lenders’ consent, by one year up to two times. ONE Gas’ obligations under the ONE Gas Credit Agreement are unsecured and will not be guaranteed by any of its subsidiaries or affiliates, including ONEOK.

The foregoing description of the ONE Gas Credit Agreement is not complete and is in all respects subject to the actual provisions of the ONE Gas Credit Agreement, a copy of which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated by reference herein.

ONEOK Partners Amendment Agreement

On December 20, 2013, our affiliate, ONEOK Partners, L.P. (“ONEOK Partners”), entered into an amendment agreement (the “ONEOK Partners Amendment Agreement”) related to its Credit Agreement dated as of August 1, 2011, as modified by the Extension Agreement dated as of August 1, 2012 (as modified, the “ONEOK Partners Existing Credit Agreement”), with Citibank, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto. The ONEOK Partners Amendment Agreement provides that the ONEOK Partners Existing Credit Agreement will be amended and restated in the form of the amended and restated credit agreement (the “ONEOK Partners Amended and Restated Credit Agreement”) attached as an annex to the ONEOK Partners Amendment Agreement upon the completion of the Separation Transaction and the satisfaction of the other conditions set forth in the ONEOK Partners Amendment Agreement (the date on which all such conditions are first satisfied, the “ONEOK Partners Closing Date”). The ONEOK Partners Amendment Agreement further provides that the ONEOK Partners Amended and Restated Credit Agreement will not take effect if the Separation Transaction has not been completed and the ONEOK Partners Amendment Agreement’s other conditions have not been satisfied by March 31, 2014.

The ONEOK Partners Amended and Restated Credit Agreement will be a $1.7 billion unsecured revolving credit facility, which will include a $100 million letter of credit subfacility and a $150 million swingline subfacility.

Under the terms of the ONEOK Partners Amended and Restated Credit Agreement, ONEOK Partners will be able to request an increase in the commitments of up to an additional $700 million upon satisfaction of customary conditions, including receipt of commitments from either new lenders or increased commitments from existing lenders.

The ONEOK Partners Amended and Restated Credit Agreement will be available to provide liquidity for working capital, capital expenditures, acquisitions, mergers and for other general partnership purposes.

The ONEOK Partners Amended and Restated Credit Agreement contains various customary conditions to borrowing, and customary affirmative, negative and financial ratio maintenance covenants. The ONEOK Partners Amended and Restated Credit Agreement also contains various customary events of default, the occurrence of which could result in a termination of the lenders’ commitments and the acceleration of all of ONEOK Partners’ obligations thereunder.

The ONEOK Partners Amended and Restated Credit Agreement will mature five years after the ONEOK Partners Closing Date. ONEOK Partners will be able extend the maturity date, subject to the lenders’ consent, by one year up to two times.

ONEOK Partners’ obligations under the ONEOK Partners Amended and Restated Credit Agreement will be unsecured and will be guaranteed by ONEOK Partners Intermediate Limited Partnership, a wholly owned subsidiary of ONEOK Partners (the “Intermediate Partnership”). The Intermediate Partnership’s guaranty will be evidenced by a guaranty agreement (the “Guaranty Agreement”) made by the Intermediate Partnership in favor of the ONEOK Partners Amended and Restated Credit Agreement’s administrative agent. The Guaranty Agreement will be the Intermediate Partnership’s senior unsecured obligation and will rank equally in right of payment with all of the Intermediate Partnership’s existing and future senior unsecured indebtedness. The terms of the Guaranty Agreement will be substantially similar to the Intermediate Partnership’s guaranties of ONEOK Partners’ outstanding senior notes.

The foregoing description of the ONEOK Partners Amendment Agreement (including the ONEOK Partners Amended and Restated Credit Agreement) is not complete and is in all respects subject to the actual provisions of the ONEOK Partners Amendment Agreement, a copy of which has been filed as Exhibit 10.3 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment Agreement, dated as of December 20, 2013, among ONEOK, Inc., Bank of America, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto (including the Amended and Restated Credit Agreement attached as an annex thereto).

10.2	Credit Agreement, dated as of December 20, 2013, among ONE Gas, Inc., Bank of America, N.A., as administrative agent, swingline lender and a letter of credit issuer, and the other lenders and letter of credit issuers parties thereto.

10.3	Amendment Agreement, dated as of December 20, 2013, among ONEOK Partners, L.P., Citibank, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto (including the Amended and Restated Credit Agreement attached as an annex thereto) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on December 23, 2013).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: December 23, 2013	By:	/s/ Derek S. Reiners
Derek S. Reiners, Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment Agreement, dated as of December 20, 2013, among ONEOK, Inc., Bank of America, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto (including the Amended and Restated Credit Agreement attached as an annex thereto).

10.2	Credit Agreement, dated as of December 20, 2013, among ONE Gas, Inc., Bank of America, N.A., as administrative agent, swingline lender and a letter of credit issuer, and the other lenders and letter of credit issuers parties thereto.

10.3	Amendment Agreement, dated as of December 20, 2013, among ONEOK Partners, L.P., Citibank, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto (including the Amended and Restated Credit Agreement attached as an annex thereto) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on December 23, 2013).

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